UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2014

INTERACTIVE INTELLIGENCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	000-54450 (Commission File Number)	45-1505676 (IRS Employer Identification No.)

7601 Interactive Way Indianapolis, IN 46278 (Address of principal executive offices, including zip code)

(317) 872-3000 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 17, 2014, Interactive Intelligence Group, Inc. (the “Company”) announced that it had entered into a letter of intent to acquire OrgSpan, Inc. (“OrgSpan”), a privately held company that offers cloud-based enterprise social communications solutions.  Subject to the negotiation of definitive documentation, approval by the Company’s audit committee and board, and the satisfaction of customary conditions, the Company and OrgSpan expect to close the transaction within 30 days.  There can be no assurance that a definitive agreement will be signed by the parties or that the acquisition will be consummated.

A copy of the Company’s press release announcing the entry into the letter of intent is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety into this Item 7.01.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain "forward-looking" statements, as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as “expects”, “anticipates”, “believes”, “intend”, “plan”, “may”, “should”, “will”, “would”, “will be”, “will continue”, “will likely result” and other similar expressions are forward-looking statements.  Forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results to differ materially from those predicted in the forward-looking statements as a result of, but not limited to, the following factors:  uncertainty regarding the closing of the proposed acquisition of OrgSpan; the possibility that the anticipated benefits from the proposed acquisition cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of the Company’s and OrgSpan’s operations will be greater than expected; operating costs and business disruption may be greater than expected; the ability of OrgSpan to retain key personnel and maintain relationships with its customers and other business partners pending the consummation of the acquisition; and other risk factors relating to the Company’s business, as described in its reports filed with the Securities and Exchange Commission, including the Company’s latest Annual Report on Form 10-K.  There can be no assurance that the proposed acquisition will, in fact, be consummated.

The forward-looking statements contained herein speak only as of the date of this Current Report on Form 8-K.  The Company does not undertake any obligation to update or revise any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as may be required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit:

The following item is furnished as an exhibit to this current report on Form 8-K:

Exhibit No.	Description
99.1	Press Release, dated April 17, 2014, issued by Interactive Intelligence Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interactive Intelligence Group, Inc. (Registrant)

Date: April 17, 2014	By:	/s/ Stephen R. Head
Stephen R. Head Chief Financial Officer, Senior Vice President of Finance and Administration, Secretary and Treasurer